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                                                                   EXHIBIT 99(b)

      STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT
                                   FILINGS

I, Sean P. Hennessy, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of The Sherwin-Williams Company, and, except as corrected or supplemented in a subsequent covered report:

          - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          - Annual Report on Form 10-K for the fiscal year ended December 31, 2001 of The Sherwin-Williams Company;

          - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of The Sherwin-Williams Company filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          -    any amendments to any of the foregoing.


/s/  Sean P. Hennessy                 Subscribed and sworn to
------------------------------        before me this 12th day of
Sean P. Hennessy                      August, 2002.
August 12, 2002
                                      /s/ Richard A. Legenza
                                      -----------------------------------------
                                      Richard A. Legenza, Attorney
                                      Notary Public, State of Ohio
                                      My Commission Has No Expiration Date
                                      Section 147.03 RC